SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – September 4, 2004

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2004, AK Steel Corporation entered into a Separation Agreement and Release (the “Agreement”) with Michael P. Christy, who was then its Vice President, Purchasing and Transportation. Under the terms of the Agreement, Mr. Christy voluntarily resigned from all positions with AK Steel Corporation, AK Steel Holding Corporation (the “Company”) and related entities effective August 31, 2004. The Agreement became effective on September 4, 2004. The terms and conditions of the Agreement are not financially material to the Company, but the agreement is being disclosed in accordance with the instructions to Item 1.01 of Form 8-K because it involves the subject matter identified in Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: September 7, 2004